04/99                                                                   Page 1


                                                                    Exhibit 99.1


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1995-A

   Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"),
First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master
Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 17, 1999, and with respect to the performance of the Trust during the month of April, 1999 is set forth below. Certain of the information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


   A)   Information Regarding Distributions to
        the Class A Certificateholders, per
        $1,000 original certificate principal amount.

        (1)    The total amount of the
        distribution to Class A
        Certificateholders, per $1,000
        original certificate principal amount                 $        4.6011111

        (2)    The amount of the distribution
        set forth in paragraph 1 above in
        respect of interest on the Class A
        Certificates, per $1,000 original
        certificate principal amount                          $        4.6011111

        (3)    The amount of the distribution
        set forth in paragraph 1 above in
        respect of principal of the Class A
        Certificates, per $1,000 original
        certificate principal amount                          $        0.0000000

   B)   Class A Investor Charge Offs and
        Reimbursement of Charge Offs

        (1)    The amount of Class A Investor
        Charge Offs                                           $        0.0000000

        (2)    The amount of Class A Investor
        Charge Offs set forth in paragraph 1
        above, per $1,000 original certificate
        principal amount                                      $        0.0000000

        (3)    The total amount reimbursed in
        respect of Class A Investor Charge Offs               $        0.0000000

        (4)    The amount set forth in paragraph
        3 above, per $1,000 original
        certificate principal amount                          $        0.0000000

        (5)    The amount, if any, by which the
        outstanding principal balance of the Class
        A Certificates exceeds the Class
        A Invested Amount after giving effect
        to all transactions on such Distribution Date         $        0.0000000

   C)   Information Regarding Distributions to
        the Class B Certificateholders, per
        $1,000 original certificate principal amount.

        (1)    The total amount of the
        distribution to Class B
        Certificatedholders, per $1,000
        original certificate principal amount                 $        4.6988888

        (2)    The amount of the distribution
        set forth in paragraph 1 above in
        respect of interest on the Class B
        Certificates, per $1,000 original
        cerificate principal amount                           $        4.6988888

        (3)    The amount of the distribution
        set forth in paragraph 1 above in
        respect of principal on the Class B
        Certificates, per $1,000 original
        cerificate principal amount                           $        0.0000000

   D)   Class B Investor Charge Offs and
        Reimbursement of Charge Offs

        (1)    The amount of Class B Investor
        Charge Offs                                           $        0.0000000

        (2)    The amount of Class B Investor
        Charge Offs set forth in paragraph 1
        above, per $1,000 original certificate
        principal amount                                      $        0.0000000

        (3)    The total amount reimbursed in
        respect of Class B Investor Charge Offs               $        0.0000000

        (4)    The amount set forth in paragraph
        3 above, per $1,000 original
        certificate principal amount                          $        0.0000000

        (5)    The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class
        B Invested Amount after giving effect
        to all transactions on such
        Distribution Date                                     $        0.0000000


                                                First USA Bank, NA,
                                                as Servicer


                                                By  /s/ Tracie H. Klein
                                                    ___________________________
                                                        Tracie H. Klein
                                                        First Vice President